SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (date of earliest event reported): May 8, 2003

GIGA-TRONICS INCORPORATED

(Exact name of registrant as specified in its charter)

California	0-12719	94-2656341
(State or jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4650 Norris Canyon Road
San Ramon, CA 94583
(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code: (925) 328-4650

(Former name or former address, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (a)  Financial Statements.

Not applicable.

     (b)  Pro Forma Financial Information.

Not applicable.

     (c)  Exhibits

99.1	Press Release dated May 8, 2003 announcing the Registrant’s results for the fiscal quarter and year ended March 29, 2003.

Item 9. Regulation FD Disclosure

     Information Provided Under Item 12 of Form 8-K

     In accordance with SEC Release No. 33-8216, the following information, intended to be furnished under “Item 12. Results of Operations and Financial Condition,” is instead furnished under “Item 9. Regulation FD Disclosure.”

     On May 8, 2003, Giga-tronics Incorporated issued a press release reporting its results for the fiscal quarter and year ended March 29, 2003. The full text of the press release is set forth in Exhibit 99.1 hereto.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GIGA-TRONICS INCORPORATED

Dated: May 9, 2003	By:	/s/ Mark H. Cosmez II

Mark H. Cosmez II, VP Finance, Chief Financial Officer and Secretary

Exhibit Index

Exhibit Number	Exhibit Title

99.1	Press Release dated May 8, 2003 announcing the Registrant’s results for the fiscal quarter and year ended March 29, 2003.